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                                                                   EXHIBIT 23.11

         The undersigned hereby consents to being named as a nominee for director in the Registration Statement of Form S-4 filed with the Securities Exchange Commission in connection with the merger of GraphOn Corporation with and into Unity First Acquisition Corp.


                                                /s/ Michael O'Reilly
                                                --------------------------------
                                                Name:    Michael O'Reilly

Dated:  April 14, 1999